SSgA FUNDS

SUPPLEMENT DATED MARCH 11, 2010
TO
PROSPECTUS DATED DECEMBER 29, 2009

SSGA PRIME MONEY MARKET FUND
(TICKER SYMBOL: SVPXX)

SSGA US TREASURY MONEY MARKET FUND
(TICKER SYMBOL: SVTXX)

This supplement changes information in the Prospectus regarding Redemption Proceeds by Wire and Suspension of Shareholder Redemptions and provides new information that should be read together with the Prospectus.

The following paragraphs replace in their entirety the paragraphs entitled “Redemption Proceeds by Wire” and “Suspension of Shareholder Redemptions” under the main section entitled “Shareholder Information”, sub-section “Redemption of Fund Shares,” on Pages 11 and 12, respectively, of the Prospectus:

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a U.S. bank that is a member of the Federal Reserve System.  You must indicate this option on your application or letter of instruction.  If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000.  The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but, for the SSgA U.S. Treasury Money Market Fund, may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire.  Please check with your bank before requesting this feature.

Suspension of Shareholder Redemptions.  The SSgA U.S. Treasury Money Market Fund reserves the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by law.

The rest of the Prospectus section entitled “Shareholder Information”, sub-section “Redemption of Fund Shares” remains unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE